UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

ANNUITY AND LIFE RE (HOLDINGS), LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-16561	66-0619270

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda		HM 11

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 296-7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.
SIGNATURE

Item 4. Changes in Registrant’s Certifying Accountant.

     As Annuity and Life Re (Holdings), Ltd. (the “Company”) previously reported on a Current Report on Form 8-K dated March 30, 2004, KPMG in Bermuda, the Company’s independent auditor for the year ended December 31, 2003, advised the Company that it would not be seeking re-election as the Company’s independent auditor for the year ending December 31, 2004. Effective April 21, 2004, the Audit Committee of the Company’s Board of Directors engaged Marcum & Kliegman LLP as the Company’s independent auditor for the year ending December 31, 2004, subject to ratification by the Company’s shareholders at the Company’s 2004 annual meeting of shareholders. From January 1, 2002 through the date of the engagement of Marcum & Kliegman LLP, neither the Company nor anyone acting on its behalf consulted Marcum & Kliegman LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.
Date: April 22, 2004	By:	/s/ John W. Lockwood
John W. Lockwood
Chief Financial Officer